UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 29, 2011
(Date of earliest event reported)

J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-165147-01	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                    Other Events.

On September 29, 2011, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), among the Registrant, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as paying agent, and Pentalpha Surveillance LLC, as senior trust advisor, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5, Commercial Mortgage Pass-Through Certificates, Series 2011-C5 (the “Public Certificates”).  The Class A-1, Class A-2, Class A-3, Class A-SB and Class X-A Certificates, having an aggregate initial principal amount of $720,790,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Goldman, Sachs & Co. (“Goldman”) Wells Fargo Securities, LLC (“WFS” and, together with JPMS and Goldman, the “Underwriters”), pursuant to an Underwriting Agreement, dated September 16, 2011, between the Registrant and JPMS, for itself and on behalf of Goldman and WFS.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached to an exhibit to this report.

On September 29, 2011, the Class X-B, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G, Class NR and Class R Certificates (collectively, the “Private Certificates”) having an aggregate initial principal amount of $308,909,910, were sold to JPMS, as initial purchaser pursuant to a Certificate Purchase Agreement, dated September 23, 2011, by and between the Registrant and JPMS.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in J.P. Morgan Chase Commercial Mortgage Securities Trust 2011-C5 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 44 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 209 commercial properties.  The Mortgage Loans were acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of September 29, 2011 (the “Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB.  The net proceeds of the sale of the Public Certificates and Private Certificates were applied to the purchase of the Mortgage Loans by the Registrant from JPMCB.

The Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreement are attached as exhibits to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on September 26, 2011.

Item 9.01.                    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 29, 2011.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 29, 2011 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 29, 2011	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 29, 2011.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 29, 2011 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)